THE PBHG FUNDS, INC.
                       SUPPLEMENT DATED JANUARY 19, 1998
                  TO THE PROSPECTUS FOR THE PBHG CLASS SHARES
                               DATED JUNE 30, 1997




This Supplement updates certain information contained in the above-dated Prospectus. You should retain both this Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 1-800-433-0051.

On page 1, the date of the Statement of Additional Information filed with the Securities and Exchange Commission is changed from May 20, 1997, to January 19, 1998.

On page 2, the following sentence is added to the end of the first paragraph in the Summary Section:

"Except for the Large Cap 20 Fund, which is classified as a non-diversified investment company, each Portfolio is classified as a diversified investment company."

On page 12, the first sentence of the second paragraph under PBHG Large Cap 20 Fund is changed to read in its entirety as follows:

"Under normal market conditions, the Portfolio will invest substantially all of its assets in equity securities of a limited number (i.e., no more than 20 issuers) of large capitalization companies that, in the Adviser's opinion, have a strong earnings growth outlook and potential for capital appreciation."

On page 20, the third sentence under Portfolio Turnover is changed to read in its entirety as follows:

"The portfolio turnover rate for the fiscal year or period ended March 31, 1997, for each of the Portfolios (except Mid-Cap Value and Small Cap Value Funds) and for the period ended September 30, 1997, for each of the Portfolios is specified in the Financial Highlights table."

On page 23, the first fundamental policy disclosed in the Investment Limitations section is changed to read in its entirety as follows:

"A Portfolio, as a fundamental policy, may not:
1. Except for the Large Cap 20 Fund, purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchases agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. With the exception of the Cash Reserves Fund, this restriction applies to 75% of each Portfolio's total assets."

On page 38, the Miscellaneous section is changed to read in its entirety as follows:

"As of October 31, 1997, Pilgrim Baxter Partners I LP, 825 Duportail Road, Wayne, Pennsylvania, 19087, owned of record or beneficially at least 25% of the outstanding PBHG Class shares of the Cash Reserves Fund, and may be deemed to be a controlling person of this Portfolio for purposes of the 1940 Act."

On page 5, the last sentence of the paragraph in the Financial Highlights section is stricken and the following sentence is added:

"The information in the following table for the period ended September 30, 1997 is unaudited. The Semi-Annual Report of the Fund can be obtained (without charge) by calling 1-800-433-0051."



PBHG - Supplement 1/19/97

The following information as of September 30, 1997, is added to the table appearing on pages 6 and 7:

                              FINANCIAL HIGHLIGHTS
          For A Share Outstanding Throughout Each Fiscal Year or Period
                               September 30, 1997

                                        PBHG      PBHG        PBHG       PBHG                 PBHG      PBHG       PBHG
                             PBHG     Emerging  Large Cap    Select      Core     PBHG       Large    Large Cap   Mid-Cap
                            Growth     Growth    Growth      Equity     Growth   Limited     Cap 20     Value      Value
                             Fund       Fund      Fund        Fund       Fund     Fund        Fund      Fund     Fund(11)
                            ------    --------  ---------    ------     ------   -------     ------   ---------  --------
Net Asset Value
Beginning of Period         $21.06     $19.26     $14.26     $15.91     $10.34    $ 9.05      $ 9.25     $10.11     $10.00

Net Investment
Income (Loss)               $(0.08)    $(0.07)    $(0.08)    $(0.17)    $(0.11)   $(0.05)     $(0.04)    $ 0.02        --

Realized and Unrealized
Gains or (Losses)
on Securities                $6.80      $7.39       $5.32     $6.30      $2.66     $4.57       $3.69      $2.32      $4.30

Distributions from
Net Investment Income          --         --          --        --         --        --          --         --         --

Distributions
from Capital Gains             --         --          --        --         --        --          --         --         --
                            ------     ------      ------     ------    ------    ------      ------     ------      -----
Net Asset Value
End of Period               $27.78     $26.58      $19.50     $22.04    $12.89    $13.57      $12.90     $12.45      $14.30
                            ======     ======      ======     ======    ======    ======      ======     ======      ======
Total Return               31.91%+    38.01%+     36.75%+    38.53%+   24.66%+   49.94%+     39.46%+    23.15%+      43.00%+

Net Assets
End of Period (000)     $6,232,655 $1,837,508    $143,008   $413,617  $259,414  $187,555    $109,253    $71,089     $29,769

Ratio of Expenses
to Average Net Assets         1.25%*     1.27%*      1.22%*     1.35%*    1.33%*    1.40%*      1.49%*     1.27%*      1.50%*

Ratio of Net Investment
Income (Loss)
to Average Net Assets        (0.67)%*   (0.72)%*    (0.79)%*   (1.13)%*  (1.06)%*  (0.79)%*    (0.83)%*    0.74%*     (0.10)%*

Ratio of Expenses
to Average Net Assets
(Excluding Waivers)           1.25%*     1.27%*      1.22%*     1.35%*    1.33%*    1.40%*      1.49%*     1.27%*      1.52%*

Ratio of Net
Investment Income (Loss)
to Average Net Assets
(Excluding Waivers)          (0.67)%*   (0.72)%*    (0.79)%*   (1.13)%*  (1.06)%*  (0.79)%     (0.83)%*    0.74%*     (0.12)%*

Portfolio Turnover Rate      44.44%     48.07%      20.59%     37.35%    25.20%    44.01%      56.75%     46.43%     144.93%

Average
Commission Rate (++)       $0.0526    $0.0421     $0.0511    $0.0563   $0.0650   $0.0379     $0.0593    $0.0375     $0.0545





                           PBHG                   PBHG       PBHG       PBHG
                         Small Cap    PBHG        Cash      Tech &    Str. Small
                           Value      Int'l     Reserves     Comm      Company
                          Fund(11)    Fund        Fund       Fund       Fund
                         ---------    -----     --------    ------    ----------

Net Asset Value
Beginning of Period        $10.00     $11.26      $1.00     $14.63     $8.86

Net Investment
Income (Loss)                 --       $0.02      $0.03     $(0.09)   $(0.01)

Realized and Unrealized
Gains or (Losses)
on Securities               $4.55      $1.37        --       $7.44     $4.59

Distributions from
Net Investment Income        --          --      $(0.03)       --         --

Distributions
from Capital Gains           --          --         --         --         --
                           ------       -----    -------    ------     -------

Net Asset Value
End of Period              $14.55      $12.65      $1.00     $21.98     $13.44
                           ======      ======      =====     ======     ======
Total Return                45.50%+     12.85%+     5.02%+    50.17%+    51.69%+

Net Assets
End of Period (000)       $59,236     $21,420   $167,770   $730,333   $129,934

Ratio of Expenses
to Average Net Assets        1.50%*      1.99%*     0.68%*     1.30%*     1.45%*

Ratio of Net Investment
Income (Loss)
to Average Net Assets        0.01%*     (0.46)%*    4.98%*    (0.90)%*   (0.82)%*

Ratio of Expenses
to Average Net Assets
(Excluding Waivers)       1.51%*      1.99%*      0.68%*    1.30%*     1.45%*

Ratio of Net
Investment Income (Loss)
to Average Net Assets
(Excluding Waivers)       0.00%*    (0.46)%*      4.98%*  (0.90)%*   (0.82)%*

Portfolio Turnover Rate   97.58%      46.80%        n/a    141.77%    123.14%

Average
Commission Rate (++)     $0.0530     $0.0304        n/a    $0.0434    $0.0435

(11) The PBHG Mid-Cap Value and Small Cap Value Funds commenced operations May 1, 1997

                                      Fund:
                              THE PBHG FUNDS, INC.

                                   Portfolios:
                                PBHG GROWTH FUND
                            PBHG EMERGING GROWTH FUND
                           PBHG LARGE CAP GROWTH FUND
                             PBHG SELECT EQUITY FUND
                              PBHG CORE GROWTH FUND
                                PBHG LIMITED FUND
                             PBHG LARGE CAP 20 FUND
                            PBHG LARGE CAP VALUE FUND
                             PBHG MID-CAP VALUE FUND
                            PBHG SMALL CAP VALUE FUND
                             PBHG INTERNATIONAL FUND
                             PBHG CASH RESERVES FUND
                      PBHG TECHNOLOGY & COMMUNICATIONS FUND
                        PBHG STRATEGIC SMALL COMPANY FUND

                                    Adviser:
                        PILGRIM BAXTER & ASSOCIATES, LTD.

This Statement of Additional Information is not a prospectus and relates only to each of the Portfolios listed above. It is intended to provide additional information regarding the activities and operations of The PBHG Funds, Inc. (the "Fund" or "Registrant") and the Portfolios. The Statement of Additional Information should be read in conjunction with the Prospectus for the Portfolios' PBHG Class shares dated June 30, 1997 and with the Prospectus for the Advisor Class of the PBHG Growth Fund shares dated July 21, 1997. The Prospectuses for the Portfolios may be obtained by calling 1-800-433-0051.

                                TABLE OF CONTENTS

                                                                         Page

THE FUND ...............................................................  S-2
DESCRIPTION OF PERMITTED INVESTMENTS....................................  S-2
INVESTMENT LIMITATIONS.................................................. S-11
THE ADVISER............................................................. S-15
THE SUB-ADVISERS........................................................ S-17
THE ADMINISTRATOR AND SUB-ADMINISTRATOR................................. S-19
THE DISTRIBUTOR......................................................... S-21
THE CUSTODIANS.......................................................... S-22
DIRECTORS AND OFFICERS OF THE FUND.......................................S-22
COMPUTATION OF YIELD.................................................... S-25
CALCULATION OF TOTAL RETURN............................................. S-26
PURCHASE AND REDEMPTION OF SHARES....................................... S-27
DETERMINATION OF NET ASSET VALUE........................................ S-28
TAXES................................................................... S-29
PORTFOLIO TRANSACTIONS.................................................. S-35
DESCRIPTION OF SHARES................................................... S-38
5% AND 25% SHAREHOLDERS................................................. S-38
FINANCIAL STATEMENTS.................................................... S-43


January 19, 1998

THE FUND

This Statement of Additional Information relates to the Fund and each of its Portfolios. Each Portfolio is a separate series of The PBHG Funds, Inc. (the "Fund"), which was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc. and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Fund approved an Agreement and Articles of Merger pursuant to which the Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Fund voted to change the name of the Fund to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Fund's name to The PBHG Funds, Inc. The articles of incorporation permit the Fund to offer separate classes of shares of each Portfolio. Shareholders may purchase shares through two separate classes, i.e., PBHG Class and Advisor Class (formerly the Trust Class) shares, which provide for differences in distribution costs, voting rights and dividends. Except for these differences, each PBHG Class share and each Advisor Class share of each Portfolio represents an equal proportionate interest in that Portfolio. See "Description of Shares." Currently only the PBHG Growth Fund offers Advisor Class shares. This Statement of Additional Information relates to both classes of shares of the Fund. No investment in shares of a Portfolio should be made without first reading the Portfolio's Prospectus. Capitalized terms not defined herein are defined in each Prospectus offering shares of the Portfolios.

DESCRIPTION OF PERMITTED INVESTMENTS

Repurchase Agreements

Repurchase agreements are agreements by which a person (e.g., a portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Portfolio for purposes of its investment limitations. The repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Portfolio, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

Investment Company Shares

Investment company shares that each Portfolio may invest in are limited to shares of money market mutual funds, except as set forth under "Investment Limitations" below. Since such mutual funds pay management fees and other expenses, shareholders of the Portfolios would indirectly pay both Portfolio expenses and the expenses of underlying funds with respect to Portfolio assets invested therein. Applicable regulations prohibit a Portfolio from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition; (i) the Portfolio owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Portfolio's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Portfolio are invested in securities (other than treasury stock) issued by all investment companies. Each Portfolio has no current intention, in the foreseeable future, of investing more than 5% of its assets in investment company securities.

Illiquid Investments

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Adviser or Sub-Advisers determine the liquidity of the Fund's investments and, through reports from the Adviser or Sub-Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Portfolio's investments, the Adviser or Sub-Advisers may consider various factors including:
(i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Investments currently considered by a Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or Sub-Advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors. If, through a change in values, net assets or other circumstances, a Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Foreign Currency Transactions

A Portfolio may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies maybe exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolios.

In connection with purchases and sales of securities denominated in foreign currencies, a Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable Sub-Advisers may enter into settlement hedges in the normal course of managing the Portfolio's foreign investments. A Portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the Sub-Advisers.

A Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge", would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the Securities Exchange Commission ("SEC") require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable Sub-Adviser in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio if currencies do not perform as the Adviser or the applicable Sub-Adviser anticipates. For example, if a currency's value rose at a time when the Adviser or Sub-Adviser had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would be unable to participate in the currency's appreciation. If the Adviser or a Sub-Adviser hedges a Portfolio's currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable Sub-Adviser increases a Portfolio's exposure to a foreign currency and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the Sub-Advisers will be advantageous to a Portfolio or that it will hedge at an appropriate time.

Futures Contracts

A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain that Portfolio's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Portfolio expects to earn interest income on its initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Portfolio's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Limitations on Purchase and Sale of Futures Contracts. A Portfolio will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) if purchased for other than "bona fide hedging" purposes, the sum of the amounts of initial margin deposits on a Portfolio's existing futures contracts and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of that Portfolio's total assets. In instances involving the purchase of futures contracts by a Portfolio, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures contracts by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by that Portfolio or, in the case of index futures contracts, the Portfolio will own securities the price changes of which are, in the opinion of its Adviser expected to replicate substantially the movement of the index upon which the futures contract is based.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.

Options

The types of options transactions that each Portfolio may utilize are discussed below.

Writing Call Options. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Portfolio owns securities not subject to a call option, a Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from a Portfolio's securities portfolio, that Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Portfolio may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. A Portfolio may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security. A Portfolio may also purchase call options on securities to protect against substantial increases in prices of securities that the Portfolio intend to purchase pending its ability to invest in an orderly manner in those securities. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

Securities Index Options. A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Portfolio's securities or securities it intends to purchase. A Portfolio will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over-the-Counter Options. A Portfolio may enter into contracts with primary dealers with whom it may write over-the-counter options. Such contracts will provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Such Portfolio has established standards of creditworthiness for these primary dealers, although the Portfolio may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Portfolio has entered into agreements with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

Risks of Transactions in Futures Contracts and Options

Futures. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Advisers will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to the Portfolio's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although a Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Options. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, that Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Portfolio will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.


INVESTMENT LIMITATIONS

Fundamental Policies

Each Portfolio has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio.

PBHG Growth Fund

The PBHG Growth Fund may not:

1. With respect to 75% of its assets, purchase more than 10% of the outstanding voting securities of any one issuer.

2. Pledge any of its assets, except that the Portfolio may pledge assets having a value of not more than 10% of its total assets in order to (i) secure permitted borrowings, or (ii) as may be necessary in connection with the Portfolio's use of options and futures contracts.

3. Purchase or write puts, calls or combinations thereof, except that the Portfolio may invest in and commit its assets to writing and purchasing only put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation to the extent permitted by the Prospectus and this Statement of Additional Information. In order to comply with the securities laws of several states, the Portfolio (as a matter of operating policy) will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options for that Portfolio exceeds 25% of the market value of that Portfolio's net assets.

4. Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, including investment in repurchase agreements, provided that the Portfolio will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any other illiquid securities held by the Portfolio, would exceed 15% of the value of its net assets.

5. Invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition.

6. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter as that term is defined in the 1933 Act.

7. Purchase or sell real estate, commodities or commodity contracts, except that the Portfolio may enter into futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Portfolio (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing such 5% limit.

8. Invest in interests in oil, gas or other mineral exploration or development programs.

All Other Portfolios

Each of the other Portfolios may not:

1. Acquire more than 10% of the voting securities of any one issuer (except that the PBHG Large Cap 20 Fund is not subject to this limitation).

2. Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets (or with respect to the PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund, 33 1/3 of the value of the total assets of each such Portfolio). This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the Portfolio's total assets will be repaid before making investments.

4. Make loans, except that each Portfolio, in accordance with that Portfolio's investment objectives and policies, may (i) purchase or hold debt instruments, and (ii) enter into repurchase agreements as described in the Portfolio's prospectus and this Statement of Additional Information. In addition, the PBHG Limited Fund, the PBHG Large Cap 20 Fund, the PBHG Large Cap Value Fund, the PBHG Mid-Cap Value Fund, the PBHG Small Cap Value Fund, the PBHG International Fund and the PBHG Strategic Small Company Fund may each lend its portfolio securities in an amount not exceeding one-third the value of its total assets.

5. Pledge, mortgage or hypothecate assets, except: (i) to secure temporary borrowings permitted by each Portfolio's limitation on permitted borrowings; or
(ii) in connection with permitted transactions regarding options and futures contracts and, except for the PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund, in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the occurrence of such pledge, mortgage or hypothecation.

6. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodity contracts, except that this shall not prevent a Portfolio from: (i) investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein, pursuant to the Portfolio's investment objective and policies; and (ii) entering into futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Portfolio (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under the Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit. Each Portfolio (as a matter of operating policy) will utilize only listed futures contracts and options thereon.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that each Portfolio may: (i) obtain short-term credits as necessary for the clearance of security transactions; and (ii) establish margin accounts as may be necessary in connection with the Portfolio's use of options and futures contracts.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing money or pledging, mortgaging or hypothecating assets, as described in each Portfolio's limitation on borrowing money and each Portfolio's limitation on permitted borrowings and each Portfolio's limitation on pledging, mortgaging or hypothecating assets, or as permitted by rule, regulation or order of the SEC.

11. Invest in interests in oil, gas or other mineral exploration or development programs and, except for the PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund, invest in oil, gas or mineral leases.

12. Except for the PBHG Large Cap 20 Fund, purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. With the exception of the PBHG Cash Reserves Fund, this restriction applies to 75% of each Portfolio's total assets.

13. Purchase any securities which would cause 25% or more of the total assets of a Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry.

Non-fundamental Policies

In addition to the foregoing, and the policies set forth in each Portfolio's Prospectus, each Portfolio has adopted additional investment restrictions which may be amended by the Board of Directors without a vote of shareholders.

PBHG Growth Fund

The PBHG Growth Fund may not:

1. Invest in the securities of foreign issuers if, at the time of acquisition, more than 15% of the value of the Portfolio's total assets would be invested in such securities.

2. Make short sales or purchase securities on margin; but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

3. Purchase or hold the securities of an issuer if, at the time thereof, any such purchase or holding would cause more than 15% of the Portfolio's net assets to be invested in illiquid securities. This limitation does not include any Rule 144A security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

All Other Portfolios

Each of the other Portfolios may not:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Directors, based on trading markets for such security, to be liquid.

2. Purchase puts, calls, straddles, spreads, and any combination thereof, except to the extent permitted by the 1940 Act or the rules or regulations thereunder.

The foregoing percentages will apply at the time of each purchase of a security.

THE ADVISER

The Fund and Pilgrim Baxter & Associates, Ltd. have entered into an advisory agreement with respect to each Portfolio (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Fund or each of its Portfolios or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations; (ii) make investment decisions for the Fund; and (iii) place orders to purchase and sell securities for the Fund, subject to the supervision of the Board of Directors. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Fund. (See the Prospectuses for a description of expenses borne by the Fund.)

For the fiscal years and periods ended March 31, 1995, 1996, and 1997 the Portfolios paid or waived the following advisory fees:

====================================================================================================================================
                                                 Fees Paid                                            Fees Waived
                              ------------------------------------------------------------------------------------------------------
Portfolio                            1995             1996               1997               1995            1996            1997
------------------------------------------------------------------------------------------------------------------------------------

PBHG Growth                     $4,883,694        $15,198,342        $44,149,035            $0              $0              $0
------------------------------------------------------------------------------------------------------------------------------------
PBHG Emerging                     $941,606(1)      $4,784,791        $10,774,907            $0              $0              $0
Growth+
------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth               *                 $33,161 (2)       $930,649             *         $82,513              $0
------------------------------------------------------------------------------------------------------------------------------------
PBHG Select Equity                  *                $461,555 (2)     $4,101,441             *        $162,473              $0
------------------------------------------------------------------------------------------------------------------------------------
PBHG Core Growth                    *                ($10,712)(3)     $2,918,000             *         $33,489              $0
------------------------------------------------------------------------------------------------------------------------------------
PBHG Limited                        *                *                $1,415,935(4)          *            *                 $0
------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                   *                *                  $183,335(5)          *            *                 $0
------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value                *                *                   $32,059(6)          *            *             $8,931
------------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                  *                *                    *                  *            *                  *
------------------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value                *                *                    *                  *            *                  *
------------------------------------------------------------------------------------------------------------------------------------
PBHG International                 $98,194(7)         $25,795           $176,992          $12,025      $88,733              $0
------------------------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves                  *                 $66,035 (2)       $678,965             *         $99,136              $0
------------------------------------------------------------------------------------------------------------------------------------
PBHG Technology                     *                 $58,490 (8)     $2,970,000             *         $70,782              $0
  & Communications
------------------------------------------------------------------------------------------------------------------------------------
PBHG Strategic                      *                *                  $153,886(6)          *            *                 $0
  Small Company
====================================================================================================================================

*   Not in operation during the period.

+ The PBHG Emerging Growth Fund acquired the assets and assumed the liabilities of the Pilgrim Baxter Emerging Growth Fund on June 2, 1994. The PBHG Emerging Growth Fund retained the October 31 fiscal year of its predecessor only for fiscal 1994. The PBHG Emerging Growth Fund changed its fiscal year end to March 31 in 1995.

1   For the period from June 3, 1994 through March 31, 1995.

2 For the period from April 5, 1995 (commencement of operations) through March 31, 1996.

3 For the period from January 2, 1996 (commencement of operations) through March 31, 1996.

4 For the period from July 1, 1996 (commencement of operations) through March 31, 1997.

5 For the period from December 1, 1996 (commencement of operations) through March 31, 1997.

6 For the period from January 2, 1997 (commencement of operations) through March 31, 1997.

7 For the period from June 14, 1994 (commencement of operations) through March 31, 1995.

8 For the period from October 2, 1995 (commencement of operations) through March 31, 1996.


In the interest of limiting the expenses of each Portfolio, the Adviser has entered into separate expense limitation agreements with the Fund ("Expense Limitation Agreement") with respect to the PBHG Class shares of the PBHG Core Growth Fund, the PBHG Limited Fund, the PBHG Large Cap 20 Fund, the PBHG Large Cap Value Fund, the PBHG Mid-Cap Value Fund, the PBHG Small Cap Value Fund, the PBHG International Fund and the PBHG Strategic Small Company Fund. Pursuant to each Expense Limitation Agreement the Adviser has agreed to waive or limit its advisory fees and to assume other expenses of the PBHG Class shares of each of the above referenced Portfolios to the extent necessary to limit the total annual operating expenses (expressed as a percentage of each Portfolio's average daily net assets) to 1.50% for all the Portfolios (except the PBHG International
Fund) and 2.25% for the PBHG International Fund. Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the PBHG Class shares of each Portfolio to exceed 1.50% (or 2.25% for the International Fund). Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio with respect to its PBHG Class shares and is less than 1.50% (or 2.25% for the International Fund); and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis.

With respect to the Advisor Class shares of the PBHG Growth Fund, the Adviser has entered into an Expense Limitation Agreement with the Fund. Pursuant to such Expense Limitation Agreement, the Adviser has agreed to waive or limit its advisory fees and to assume other expenses of the Advisor Class shares of such Portfolio to the extent necessary to limit the total operating expenses (exclusive of Rule 12b-1 expenses) to 1.50% of average daily net assets of the Portfolio. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio (exclusive of Rule 12b-1 expenses) of the Advisor Class shares of the Portfolio to exceed 1.50%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio (exclusive of Rule 12b-1 expenses) with respect to the Advisor Class shares is less than 1.50%; and
(iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Fund upon the vote of a majority of the directors or by vote of the majority of the Fund's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Fund. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).


THE SUB-ADVISERS

Pilgrim Baxter Value Investors, Inc.

The Fund, on behalf of PBHG Mid-Cap Value Fund, PBHG Large Cap Value Fund, PBHG Small Cap Value Fund and PBHG Strategic Small Company Fund, and the Adviser have entered into sub-advisory agreements ("Sub-Advisory Agreement") with Pilgrim Baxter Value Investors, Inc. ("Value Investors"), a wholly owned subsidiary of the Adviser. Each Sub-Advisory Agreement provides certain limitations on Value Investors' liability, but also provides that Value Investors shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Each Sub-Advisory Agreement obligates Value Investors to: (i) manage the investment operations of the relevant Portfolio and the composition of the Portfolio's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Portfolio's investment objective, policies and limitation; (ii) provide supervision of the Portfolio's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Portfolio and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of each Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio and
(ii) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Sub-Advisory Agreement may be terminated (i) by the Fund, without the payment of any penalty, by the vote of a majority of the Directors of the Fund or by the vote of a majority of the outstanding voting securities of the relevant Portfolio, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Value Investors at any time, without the payment of any penalty, on 90 days' written notice to the other parties. Each Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Murray Johnstone International Ltd.

The Fund, on behalf of the PBHG International Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Murray Johnstone International Ltd. ("Murray Johnstone"). The Sub-Advisory Agreement provides certain limitations on Murray Johnstone's liability, but also provides that Murray Johnstone shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreement obligates Murray Johnstone to: (i) manage the investment operations of the PBHG International Fund and the composition of the Portfolio's portfolio, including the purchase, retention and disposition thereof in accordance with the Portfolio's investment objectives, policies and limitations; (ii) provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Portfolio, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Murray Johnstone at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Wellington Management Company, LLP

The Fund, on behalf of the PBHG Cash Reserves Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Wellington Management Company,

LLP ("Wellington"). The Sub-Advisory Agreement provides certain limitations on Wellington's liability, but also provides that Wellington shall not be protected against any liability to the Portfolio or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreement obligates Wellington to: (i) manage the investment operations of the PBHG Cash Reserves Fund and the composition of the Portfolio's portfolio, including the purchase, retention and disposition thereof in accordance with the Portfolio's investment objectives, policies and restrictions; (ii) provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.

The Sub-Advisory Agreement will continue in effect for a period of more than two years from the date thereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund (i) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Wellington at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.


THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Fund and PBHG Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on July 1, 1996 pursuant to which the Administrator oversees the administration of the Fund's and each Portfolio's business and affairs, including services performed by various third parties. The Administrator, a wholly-owned subsidiary of the Adviser, was organized as a Pennsylvania business trust and has its principal place of business at 825 Duportail Road, Wayne, Pennsylvania 19087. The Administrator is entitled to a fee from the Fund, which is calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Portfolio. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall remain in effect until December 31, 1998, and shall thereafter continue in successive periods of one year, unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Fund, the Administrator and SEI Fund Resources (the "Sub-Administrator") entered into the Sub-Administrative Services Agreement on July 1, 1996 pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Fund. Prior to July 1, 1996, the Sub-Administrator served as the administrator of the Fund. The Sub-Administrator is an indirect wholly-owned subsidiary of SEI Investment Company ("SEI"). The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. The Sub-Administrative Services Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement shall remain in effect until December 31, 1998, and shall continue in successive periods of one year, unless terminated by either party upon not less than 90 days' prior written notice to the other party.

Under the Sub-Administrative Services Agreement, the Sub-Administrator is entitled to a fee from the Administrator, which is calculated daily and paid monthly, (i) an annual rate of 0.07.% of the average daily net assets of each Portfolio with respect to the first $2.5 billion of the total average daily net assets of the Fund and the PBHG Insurance Series Fund, Inc. taken together and
(ii) an annual rate of .025% of the average daily net assets of each Portfolio with respect to the total average daily net assets of the Fund in excess of $2.5 billion and the PBHG Insurance Series Fund, Inc. taken together.

For the fiscal years and periods ended March 31, 1995, 1996 and 1997 the Portfolios paid the following administration fees:

===================================================================================================================================
                                                  Fees Paid                                         Fees Waived
Portfolio
                            -------------------------------------------------------------------------------------------------------
                                 1995               1996              1997++             1995          1996               1997
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Growth                    $1,200,047          $3,576,064         $8,325,330          $0            $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth+            $221,554(1)       $1,125,834         $2,026,934          $0            $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth              *                  $69,887(2)        $194,580          *           $6,148               $0
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Select Equity                 *                 $158,422(2)        $762,481          *           $6,148               $0
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Core Growth                   *                  $12,092(3)        $527,363          *           $6,148               $0
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Limited                       *                  *                 $212,390(4)       *             *                  $0
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                  *                  *                  $32,353(5)       *             *                  $0
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value               *                  *                   $5,658(6)       *             *                  $0
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                 *                  *                   *               *             *                  *
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value               *                  *                   *               *             *                  *
-----------------------------------------------------------------------------------------------------------------------------------
PBHG International                $59,384(7)          $74,949            $40,069          $0            $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves                 *                 $117,204(2)        $354,921          *           $6,148               $0


-----------------------------------------------------------------------------------------------------------------------------------
PBHG Technology &                  *                  $35,898(8)        $537,851          *           $6,148               $0
Communications
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small               *                  *                  $23,083(6)       *             *                  $0
Company
===================================================================================================================================

*   Not in operation during the period.

+ The PBHG Emerging Growth Fund acquired the assets and assumed the liabilities of the Pilgrim Baxter Emerging Growth Fund on June 1, 1994. The PBHG Emerging Growth Fund retained the October 31 fiscal year of its predecessor only for fiscal 1994. The PBHG Emerging Growth Fund changed its fiscal year end to March 31 in 1995.

++ From January 1, 1996 to June 30, 1996, SEI Fund Resources served as the Fund's Administrator. From July 1, 1996 to March 31, 1997, PBHG Fund Services served as the Fund's Administrator.

1   For the period from June 3, 1994 through March 31, 1995.

2 For the period from April 5, 1995 (commencement of operations) through March 31, 1996.

3 For the period from January 2, 1996 (commencement of operations) through March 31, 1996.

4 For the period from July 1, 1996 (commencement of operations) through March 31, 1997.

5 For the period from December 1, 1996 (commencement of operations) through March 31, 1997.

6 For the period from January 1, 1997 (commencement of operations) through March 31, 1997.

7 For the period from June 14, 1994 (commencement of operations) through March 31, 1995.

8 For the period from October 2, 1995 (commencement of operations) through March 31, 1996.



THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI, and the Fund are parties to a distribution agreement (the "Distribution Agreement"). The Distributor is not entitled to receive any compensation for the distribution services it provides with respect to either class of shares.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act to enable the Advisor Class shares of the PBHG Growth Fund to directly and indirectly bear certain expenses relating to the distribution of such Shares. Pursuant to such Service Plan, the Fund shall be entitled to pay to financial intermediaries, plan fiduciaries, and investment professionals ("Service Providers") a shareholder servicing fee at the aggregate annual rate of up to 0.25% of such Portfolio's average daily net assets attributable to Advisor Class shares. The shareholder servicing fee is intended to compensate Service Providers for providing to shareholders or the underlying beneficial owners of Advisor Class shares: (i) personal support services; (ii) distribution assistance and distribution support services; and (iii) account maintenance services. In addition, insurance companies or their affiliates may be paid a shareholder servicing fee described for providing similar services to variable annuity or variable life insurance contract holders ("Contract Holders") or their participants for which such insurance companies are not otherwise compensated by Contract Holders or participants.

The Distributor shall prepare and deliver written reports to the Board of Directors of the Fund on a regular basis (at least quarterly) setting forth the payments made to Service Providers pursuant to the Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Directors may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator or Adviser may benefit through increased fees from an increase in the net assets of the Fund which may have resulted in part from the expenditures, no interested person of the Fund nor any Director of the Fund who is not an interested person of the Fund had a direct or indirect financial interest in the operation of the Plan or any related agreement.

No compensation was paid to the Distributor for distribution services for the fiscal years ended March 31, 1995, March 31, 1996 and March 31, 1997. For the fiscal year ended March 31, 1997, $8,871 was paid to Service Providers pursuant to the Service Plan for the Advisor Class shares of the PBHG Growth Fund.

THE CUSTODIANS

Corestates Bank, N.A., Broad and Chestnut Streets, P.O. 7618, Philadelphia, Pennsylvania 19101, serves as the custodian for the Fund and each Portfolio other than the PBHG International Fund. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 serves as the custodian for the PBHG International Fund (together, the "Custodians"). The Custodians hold cash, securities and other assets of the Fund as required by the 1940 Act.

DIRECTORS AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Directors under the laws of the State of Maryland. The Directors and executive officers of the Fund and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The age of each Director and officer is indicated in the parentheses.

JOHN R. BARTHOLDSON (51) - Director - Triumph Group Holdings, Inc. (manufacturing), 1255 Drummers Lane, Suite 200, Wayne, PA 19087-1590. Director, PBHG Insurance Series Fund, Inc. (investment company) since 1997. Chief Financial Officer and Director, The Triumph Group Holdings, Inc. since 1992. Senior Vice President and Chief Financial Officer, Lukens, Inc., 1978-1992.

HAROLD J. BAXTER (51)* - Director - Chairman, Chief Executive Officer and Director, the Adviser, 825 Duportail Road, Wayne, PA 19087. Director, PBHG Insurance Series Fund, Inc. (investment company) since 1997; Director, PBHG Advisor Funds, Inc. (investment company) since 1998. Trustee, the Administrator since May 1996 and Chief Executive Officer, Value Investors, since June 1996.

JETTIE M. EDWARDS (50) - Director - Syrus Associates, 76 Seaview Drive, Santa Barbara, California 93108. Consultant, Syrus Associates since 1986. Director, PBHG Insurance Series Fund, Inc. (investment company) since 1997. Trustee, Provident Investment Counsel Trust (investment company) since 1992 and EQ Advisors Trust (investment company) since March 1997.

ALBERT A. MILLER (63) - Director - 7 Jennifer Drive, Holmdel, New Jersey 07733. Merchandise executive, Cherry and Webb Stores since 1996. Principal and Treasurer, JK Equipment Exporters since 1995. Director, PBHG Insurance Series Fund, Inc. (investment company) since 1997. Advisor and Secretary, The Underwoman Shoppes Inc. (retail clothing stores) since 1980. Merchandising Group Vice President, R.H. Macy & Co. 1958-1995 (retired).

GARY L. PILGRIM (57) - President - President, Chief Investment Officer, and Director, the Adviser since 1982. Trustee, the Administrator since May 1996. President, PBHG Insurance Series Fund, Inc. (investment company) since 1997. Director, Value Investors since June 1996.

PAUL J. HONDROS (49) - Executive Vice President - President and Chief Operating Officer, the Adviser since October 1997. President and Chief Operating Officer, Value Investors since January 1998. Trustee, the Distributor since January 1998. President and Chief Executive Officer, Fidelity Investments Retail Group 1990-1997.

SANDRA K. ORLOW (44) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Sub-Administrator and the Distributor since 1983. Vice President and Assistant Secretary, PBHG Insurance Series Fund, Inc. (investment company) since 1997.

KATHRYN L. STANTON (39) - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI, the Sub-Administrator and the Distributor since 1994. Vice President and Assistant Secretary, PBHG Insurance Series Fund, Inc. (investment company) since 1997. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

TODD CIPPERMAN (32) - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI, the Sub-Administrator and the Distributor since 1995. Vice President and Assistant Secretary, PBHG Insurance Series Fund, Inc. (investment company) since 1997. Associate, Dewey Ballantine (law firm) 1994-1995, Associate, Winston & Strawn (law firm) 1991-1994.

BARBARA A. NUGENT (41) - Vice President, Assistant Secretary - Vice President and Assistant Secretary, SEI since April 1996. Vice President and Assistant Secretary, PBHG Insurance Series

--------
* Mr. Baxter is a Director who may be deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

Fund, Inc. (investment company) since 1997. Associate, Drinker, Biddle & Reath (law firm), 1994-1996. Assistant Vice President, Delaware Service Company, Inc. (transfer agent), 1988-1993.

MICHAEL J. HARRINGTON (29) - Vice President - Director of Fund Services, the Adviser since 1994. Secretary, the Administrator since May 1996. Account Manager, SEI, 1991-1994. Assistant Vice President, PBHG Insurance Series Fund, Inc. (investment company) since 1997.

LEE T. CUMMINGS (34) - Treasurer, Chief Financial Officer and Controller - Director of Mutual Fund Operations, the Adviser since 1996. Treasurer, the Administrator since May 1996. Vice President, PBHG Insurance Series Fund, Inc. (investment company) since 1997. Investment Accounting Officer, Delaware Group of Funds, 1994-1996. Vice President, Fund/Plan Services, Inc., 1992-1994.

BRIAN F. BEREZNAK (36) - Vice President - Trustee and President, the Administrator since May 1996, Chief Operating Officer, the Adviser from 1989 through December 31, 1996. Director, Value Investors since June 1996. Vice President and Assistant Secretary, PBHG Insurance Series Fund, Inc. (investment company) since 1997.

JOHN M. ZERR (35) - Vice President and Secretary - General Counsel and Secretary, the Adviser and Value Investors since November 1996. Vice President, PBHG Insurance Series Fund, Inc. (investment company) since 1997. Vice President and Assistant Secretary, Delaware Management Company, Inc. and the Delaware Group of Funds, 1995-1996. Associate, Ballard Spahr Andrews & Ingersoll (law firm), 1987-1995.

As of the date of this Statement of Additional Information, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each class of shares of each Portfolio.

Each current Director of the Fund who is not an "interested person" of the Fund received the following compensation during the fiscal year ending March 31, 1997:

====================================================================================================================================
                                 Aggregate               Pension or
                                 Compensation From       Retirement               Estimated Annual       Total Compensation
                                 The Fund* as Part       Benefits Accrued         Benefits Upon          from the Fund and
Name of Person, Position         of Fund Expenses        to Directors*            Retirement             Fund Complex Paid
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson,             $19,333                 N/A                      N/A                    $22,333 for services
Director                                                                                                 on two Boards
------------------------------------------------------------------------------------------------------------------------------------
Harold J. Baxter,                $0                      N/A                      N/A                    $0
Director**
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards,               $19,333                 N/A                      N/A                    $22,333 for services
Director                                                                                                 on two Boards
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller,                $19,333                 N/A                      N/A                    $22,333 for services
Director                                                                                                 on two Boards
====================================================================================================================================

* The Fund and Fund Complex are expected to pay in the aggregate approximately $47,000 to each Director who is not an "interested person" of the Registrant for the fiscal year ending March 31, 1998.

** Mr. Baxter is a Director who may be deemed to be an "interested person" of the Fund, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Fund.


Each Director is expected to receive $30,500 for services to the Fund for the fiscal year ending March 31, 1998.


COMPUTATION OF YIELD

From time to time the PBHG Cash Reserves Fund may advertise its "current yield" and "effective compound yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the PBHG Cash Reserves Fund refers to the income generated by an investment in the PBHG Cash Reserves Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the PBHG Cash Reserves Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the PBHG Cash Reserves Fund will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the PBHG Cash Reserves Fund is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the PBHG Cash Reserves Fund fluctuates, and the annualization of a week's dividend is not a representation by the Fund as to what an investment in the PBHG Cash Reserves Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the PBHG Cash Reserves Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the PBHG Cash Reserves Fund and other factors.

Yields are one basis upon which investors may compare the PBHG Cash Reserves Fund with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

For the 7-day period ended September 30, 1997, the yield for the PBHG Cash Reserves Fund was 5.03% and the 7-day effective yield was 5.16%.


CALCULATION OF TOTAL RETURN

From time to time, each of the Portfolios may advertise its total returns. The total return refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Based on the foregoing, the average annual total returns for each of the Portfolios (other than the Cash Reserves Fund) from its inception through September 30, 1997, and for the one, five and ten year periods ended September 30, 1997, and the aggregate total returns for the Portfolios since inception, were as follows:

====================================================================================================================================
                                                                                                                    Aggregate
                                                           Average Annual Total Return                            Total Return
                                 ---------------------------------------------------------------------------------------------------
                                                                                                  Since               Since
Portfolio                           One Year            Five Year           Ten Year            Inception           Inception
------------------------------------------------------------------------------------------------------------------------------------

PBHG Growth(1)                       -1.56%               30.70%             17.80%              20.53%              801.92%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth(2)               4.30%                 *                   *                30.41%              212.89%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth(3)             19.38%                 *                   *                32.50%              101.39%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Select Equity(4)                 5.76%                 *                   *                39.29%              128.04%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Core Growth(5)                  -9.23%                 *                   *                15.55%               28.90%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Limited(6)                      23.72%                 *                   *                27.86%               36.22%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20(7)                   *                    *                   *                35.81%               29.14%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value(8)                *                    *                   *                34.04%               24.50%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value(12)                 *                    *                   *               134.73%               43.00%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value(12)               *                    *                   *               144.64%               45.50%

------------------------------------------------------------------------------------------------------------------------------------
PBHG International(9)                17.67%                 *                   *                 7.53%               27.01%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Technology &                    34.69%                 *                   *                49.64%              124.16%
Communications(10)
------------------------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small                   *                    *                   *                48.48%               34.40%
Company(11)
====================================================================================================================================

*    Not in operation during the period.

** Not annualized since each Portfolio has been in operations for not more than ten months as of September 30, 1997.

1 The PBHG Growth Fund commenced operations on December 19, 1985. The Advisor Class shares of this Portfolio commenced operations on August 19, 1996.

2 The PBHG Emerging Growth Fund commenced operations with its predecessor on June 15, 1993.

3    The PBHG Large Cap Growth Fund commenced operations on April 5, 1995.

4    The PBHG Select Equity Fund commenced operations on April 5, 1995.

5    The PBHG Core Growth Fund commenced operations on January 2, 1996.

6    The PBHG Limited Fund commenced operations on July 1, 1996.

7    The PBHG Large Cap 20 Fund commenced operations on December 1, 1996.

8    The PBHG Large Cap Value Fund commenced operations on January 1, 1997.

9    The PBHG International Fund commenced operations on June 14, 1994.

10   The PBHG Technology & Growth Fund commenced operations on October 2, 1995.

11   The PBHG Strategic Small Company Fund commenced operations on January 1,
     1997.

12 The PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund commenced operations on May 1, 1997.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Fund: New Year's Day,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Portfolios are offered on a continuous basis.

It is currently the Fund's policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolios in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.


DETERMINATION OF NET ASSET VALUE

The securities of each Portfolio are valued by the Sub-Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors.

Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Board of Directors.

The net asset value per share of the PBHG Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the PBHG Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the PBHG Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the PBHG Cash Reserves Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the PBHG Cash Reserves Fund and the maintenance of the Portfolio's net asset value at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Directors. The Directors must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of a Portfolio's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Portfolio's total assets or $1 million. The regulations also require the Directors to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Portfolio. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Portfolio's current net asset value per unit calculated using available market quotations from the Portfolio's amortized cost price per share at such intervals as the Directors deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Directors are required to consider promptly what action, if any, should be initiated. If the Directors believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Directors are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Portfolio incurs a significant loss or liability, the Directors have the authority to reduce pro rata the number of shares of that Portfolio in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

TAXES

The following is only a summary of certain income tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local income tax liabilities.

Federal Income Tax

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

Each Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Portfolio must meet several other requirements. Among these requirements are the following: (i) each Portfolio must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Portfolio's business of investing in such stock, securities or currencies) (the "Income Requirement"); (ii) each Portfolio must, for taxable years beginning on or prior to August 5, 1997, derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months (the "Short--Short Gain Test") (for taxable years beginning after August 5, 1997, the Short-Short Gain test has been repealed by the Taxpayer Relief Act of 1997);
(iii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) no more than 25% of the value of a Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test").

For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Portfolio may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Portfolio's principal business may, under regulations not yet issued, be excluded from qualifying income.

If a Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

Portfolio Distributions

Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Capital gain dividends are taxable to shareholders as a long-term capital gain, regardless of the length of time a shareholder has held his shares. Under the Taxpayer Relief Act of 1997, the Internal Revenue Service is authorized to issue regulations that will enable shareholders to determine the tax rates applicable to such capital gain distributions. For calendar year 1997, the Internal Revenue Service has announced that RICs will be required to report to their shareholders the amount of capital gain dividends subject to taxation at the 28 percent tax rate.


Withholding

In certain cases, a Portfolio will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Portfolio that such shareholder is not subject to backup withholding.

Redemption or Exchange of Shares

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Portfolio shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed to the extent that Portfolio shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

Investment in Foreign Financial Instruments. Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Portfolio shares.

Hedging Transactions

Some of the forward foreign currency exchange contracts, options and futures contracts that the Portfolios may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Portfolios may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Portfolios of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Portfolios (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Portfolios (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Portfolio holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Portfolio will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each Portfolio's tax status as a RIC, including (in particular) the Short--Short Gain Test, may limit the extent to which a Portfolio will be able to engage in transactions in options and futures contracts.

State Taxes

Distributions by a Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

Foreign Income Taxes

Foreign Tax Consequences

Investment Income received by the PBHG International Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the

Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If the PBHG International Fund meets the Distribution Requirement and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Portfolio (the "Foreign Tax Credit Election"). Pursuant to the Foreign Tax Credit Election, the Portfolio will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. However, the Taxpayer Relief Act of 1997 has imposed holding period requirements that must be satisfied by both the Portfolio and the shareholders before a shareholder will be allowed a deduction or credit. If the Portfolio makes the Foreign Tax Credit Election, it will report annually to its shareholders the respective amounts per share of the Portfolio's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign Shareholders

Dividends from a Portfolio's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Portfolio's Foreign Tax Credit Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Portfolio or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of a Portfolio and capital gain dividends ordinarily will be subject to U.S. income tax at a rate of 30% (or lower applicable treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Portfolios may be required to withhold U.S. federal income tax at a rate of 31% unless proper notification of such shareholder's foreign status is provided.

Notwithstanding the foregoing, if distributions by the Portfolios are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Portfolio's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Transfers by gift of shares of a Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Portfolios.

Miscellaneous Considerations

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on November 1, 1997. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Portfolio.

PORTFOLIO TRANSACTIONS

The Adviser or Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for the Portfolios. The Adviser or Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser or Sub-Advisers generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Adviser or Sub-Advisers seek to select brokers or dealers that offer the Portfolios best price and execution or other services which are of benefit to the Portfolios. Certain brokers or dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to a Portfolio's public offering price. In the case of securities traded in the over-the-counter market, the Adviser or Sub-Advisers expect normally to seek to select primary market makers.

The Adviser or Sub-Advisers may, consistent with the interests of the Portfolios, select brokers on the basis of the research services they provide to the Adviser or Sub-Advisers. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser or Sub-Adviser, a Portfolio or other accounts managed by the Adviser or Sub-Adviser will be benefitted by supplemental research services, the Adviser or Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser or Sub-Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Advisers will find all of such services of value in advising the Portfolios.

It is expected that the Portfolios may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolios on an exchange if a written contract is in effect between the Distributor and the Portfolio expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser or Sub-Advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Portfolio's or the Fund's expenses. In addition, the Adviser or Sub-Adviser may place orders for the purchase or sale of Portfolio securities with qualified broker-dealers that refer prospective shareholders to the Portfolios. The Directors, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and subject to seeking best execution and such other policies as the Board of Directors may determine, the Advisers may consider sales of the Portfolio's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

The Fund's Board of Directors has adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by the Portfolio. The Code of Ethics allows trades to be made in securities that may be held by the Portfolio, however, it prohibits a person from taking advantage of Portfolio trades or from acting on inside information.

For the fiscal year and periods ended March 31, 1997, 1996, and 1995, the Portfolios paid brokerage fees as follows:

===================================================================================================================================
                                                                                    Total              Total          Percent of
                                                                                  Amount of           Amount of      Total Amount
                                                                    Total         Brokerage          Brokerage       of Brokerage
                             Total Amount      Total Amount        Amount        Commissions        Commissions      Commissions
                             of Brokerage      of Brokerage     of Brokerage     Paid to the        Paid to the      Paid to the
                              Commissions       Commissions      Commissions     Distributor        Distributor      Distributor
            Fund             Paid in 1997      Paid in 1996     Paid in 1995      in 1996++          in 1997++         in 1997
-----------------------------------------------------------------------------------------------------------------------------------

PBHG Growth                  $4,696,917       $1,546,204          $802,803         $102,795           $262,068            6%
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Emerging                  $408,039         $702,027          $101,235(1)       $50,416           $107,839           26%
Growth+
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap                 $138,111          $50,907(2)           *                $890             $6,768            5%
Growth
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Select Equity             $329,054         $204,485(2)           *              $4,862            $21,840            7%
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Core Growth               $306,218          $21,334(3)           *                $362            $17,609            6%
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Limited Fund               $80,602(4)           *                *                 *              $23,147           29%
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20               $67,122(5)           *                *                 *               $3,003            4%
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap                  $40,128(6)           *                *                 *                 $428            1%
Value
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                 *                 *                *                 *                  *              *
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap                     *                 *                *                 *                  *              *
Value
-----------------------------------------------------------------------------------------------------------------------------------
PBHG International             $110,586         $152,429           $87,658(7)           0                   $0            0%
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves                $0                  $0(2)           *                 0                   $0            0%
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Technology &              $646,233          $39,559(8)           *              $1,458            $24,434            4%
Communications
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small           $162,617(6)             *              *                *                $1,516            9%
Company
===================================================================================================================================

*     Not in operation during the period.

+ The PBHG Emerging Growth Fund acquired the assets and assumed the liabilities of the Pilgrim Baxter Emerging Growth Fund on June 1, 1994. The PBHG Emerging Growth Fund retained the October 31 fiscal year of its predecessor only for fiscal 1994. The PBHG Emerging Growth Fund changed its fiscal year end to March 31 in 1995.

++ These commissions were paid to the Distributor in connection with repurchase agreement transactions.

1     For the period from June 3, 1994 through March 31, 1995.

2 For the period from April 5, 1995 (commencement of operations) through March 31, 1996.

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


3 For the period from January 2, 1996 (commencement of operations) through March 31, 1996.

4 For the period from July 1, 1996 (commencement of operations) through March 31, 1997.

5 For the period from December 1, 1996 (commencement of operations) through March 31, 1997.

6 For the period from January 2, 1997 (commencement of operations) through March 31, 1997.

7 For the period from June 14, 1994 (commencement of operations) through March 31, 1995.

8 For the period from October 2, 1995 (commencement of operations) through March 31, 1996.


Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Board of Directors may determine, the Adviser may consider sales of Fund shares as a factor in the selection of dealers to execute portfolio transactions for the Fund.


DESCRIPTION OF SHARES

The Fund may increase the number of shares which each Portfolio is authorized to issue and may create additional portfolios of the Fund. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolio available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any Portfolio and all assets in which such consideration is invested would belong to that Portfolio and would be subject to the liabilities related thereto.


5% AND 25% SHAREHOLDERS

As of October 31, 1997, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the shares of the Portfolios. The Fund believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients.

                                        PBHG Core Growth Fund - PBHG Class

Charles Schwab & Co., Inc.                                  19.03%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                           14.24%
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

                                      PBHG Emerging Growth Fund - PBHG Class

Charles Schwab & Co. Inc.                                   20.73%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                           13.33%
P.O. Box 3908
Church Street Station
New York, New York  10008-3908

                                           PBHG Growth Fund - PBHG Class

Charles Schwab & Co. Inc.                                   21.25%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                            9.06%
P.O. 3908
Church Street Station
New York, New York  10008-3908

Fidelity Investments Institutional                           5.66%
Operations Co.
100 Magellan Way
Covington, KY  41015-3987

                                         PBHG Growth Fund - Advisor Class

The Travelers Insurance Company                             39.98%
ATTN:  Roger Ferland
1 Tower Square
Hartford, CT  06183-9001

Sisters of Mercy                                             8.93%
2300 Adeline Drive
Burlingame, CA  94010-5599

Fleet National Bank, Custodian                               9.04%
FBO Hoag Memorial Hospital Growth
ATTN:  0004683070
P.O. Box 92800
Rochester, NY  14692-8900

Chase Manhattan Bank                                        14.19%
General Cable Savings Plan
Resource Plan
ATTN:  Mary Makebov
770 Broadway, Fl. 10
New York, NY  10003-9522

                                      PBHG Large Cap Growth Fund - PBHG Class

Charles Schwab & Co. Inc.                                   21.94%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp                            15.07%
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

Naidot & Co.                                                 7.06%
100 Woodbridge Center Drive
Woodbridge, NJ  07095

                                          PBHG Limited Fund - PBHG Class

Charles Schwab & Co., Inc.                                   9.09%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

Northern Trust TR                                           10.96%
FBO J. Paul Getty Trust
P.O. Box 92956
Chicago, IL  60675-2956

                                        PBHG Large Cap 20 Fund - PBHG Class

Charles Schwab & Co., Inc.                                  19.40%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                           10.71%
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

                                       PBHG Select Equity Fund - PBHG Class

Charles Schwab & Co. Inc.                                   22.38%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                           17.68%
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

                                      PBHG Large Cap Value Fund - PBHG Class

Compass Bank, Trustee                                       47.19%
Alfa Mutual Insurance Company
P.O. Box 11000
Montgomery, AL  36191-0001

                                          PBHG Mid-Cap Value - PBHG Class

National Financial Services Corp.                           23.30%
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

Charles Schwab & Co, Inc.                                   23.08%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

Donaldson Lufkin Jenrette                                    9.19%
Transfer Dept., 5th Floor
P.O. Box 2052
Jersey City, NJ  07303-2052

                                         PBHG Small Cap Value - PBHG Class

National Financial Services Corp.                           22.37%
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

Charles Schwab & Co., Inc.                                  30.00%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

Donaldson Lufkin & Jenrette                                  7.42%
Transfer Dept., 5th Floor
P.O. Box 2052
Jersey City, NJ  07303-2052

                                       PBHG International Fund - PBHG Class

Charles Schwab & Co., Inc.                                  13.69%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                            8.16%
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

                                         PBHG Strategic Small Company Fund

Charles Schwab & Co., Inc.                                  16.90%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                           18.43%
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

                             PBHG Technology & Communications Fund - PBHG Class

Charles Schwab & Co., Inc.                                  28.24%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                           15.74%
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

                                       PBHG Cash Reserves Fund - PBHG Class

Pilgrim Baxter Partners I L.P.                              36.89%
1255 Drummers Lane, Suite 300
Wayne, PA  19087-1565

Pilgrim Baxter Partners II LP                                7.50%
1255 Drummers Lane, Suite 300
Wayne, PA  19087-1565


FINANCIAL STATEMENTS

Coopers & Lybrand L.L.P. located at 2400 Eleven Penn Center, Philadelphia, Pennsylvania, serves as the independent accountants for the Fund. Coopers & Lybrand L.L.P. provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.

The audited financial statements for the fiscal year ended March 31, 1997 and the report of the independent accountants for that year are included in the Fund's Annual Report to Shareholders dated March 31, 1997. The Annual Report, except for pages one through ten thereof, is incorporated herein by reference and made a part of this document. These financial statements have been audited by Coopers & Lybrand L.L.P. and have been included in the Prospectus and incorporated by reference into the Statement of Additional Information in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in auditing and accounting.

Unaudited financial statements for the period ended September 30, 1997, are included in the Fund's Semi-Annual Report to Shareholders dated September 30, 1997. The Semi-Annual Report, except for pages 1 through 2 thereof, is incorporated herein by reference and made a part of this document.